                                                                    Exhibit 4.7

                               AMENDMENT NO.1 TO
                               SECURITY AGREEMENT
                               ------------------

                   This AMENDMENT NO.1 to SECURITY AGREEMENT, dated as of February 22, 2002 (the "Amendment"), to that certain Security Agreement dated as
                        ---------
of February 8, 2002, among GAMECO, INC., (the "Issuer"), EACH OF THE GUARANTORS
                                               ------
LISTED ON THE SIGNATURE PAGES HERETO (collectively, the "Guarantors"; together
                                                         ----------
with the Issuer, the "Pledgors", and each, a "Pledgor"), in favor of WELLS
                      --------                -------

FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as Trustee (in such capacity and together with any successors in such capacity, the "Trustee") under
                                                                 -------
the Indenture (as hereinafter defined).

                                RECITALS:
                                --------

                   A. The Pledgors and the Trustee entered into that certain security agreement dated as of February 8, 2002 (the "Original Security
                                                      -----------------
Agreement"), to secure, among other things, payment and performance by the
---------
Pledgors of all the Secured Obligations (as defined in the Original Security Agreement).

                   B. The Pledgors and the Trustee, in connection with the execution and delivery of the Original Security Agreement, entered into that certain indenture, dated as of February 8, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Issuer issued its 11 7/8% senior secured
 ---------
notes due 2009 (the "Senior Secured Notes") in the aggregate principal amount
                     --------------------
of $125,000,000. It is contemplated that the Issuer may, after the date hereof, issue Additional Notes (as defined in the Indenture) and Exchange Notes (as defined in the Indenture; the Exchange Notes, together with the Additional Notes and the Senior Secured Notes, the "Notes"), in each case, pursuant to
                                         -----
the provisions of the Indenture.

                   C. The Pledgors have, concurrently with the execution hereof, consummated the Pending Acquisitions contemplated by the Acquistion Documents (as each is defined in the Original Security Agreement).

                   D. The Pledgors and the Trustee desire to amend the Original Security Agreement (the Original Security Agreement, as amended by this Amendment, the "Security Agreement"; capitalized terms used but not otherwise
                ------------------
defined herein shall have the meanings assigned to such terms in the Security Agreement) in order to, among other things, (i) reflect the consummation of the Pending Acquisitions, (ii) confirm the attachment of the Lien created by the Security Agreement on the assets of the Pledgors acquired pursuant to the Acquisition Documents and (iii) continue and confirm the prior pledge pursuant to the Original Security Agreement of the Pledged Collateral (as defined in the Original Security Agreement) as security for the payment and performance of the Secured Obligations.

                                   AGREEMENT:
                                   ---------

             NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

             SECTION 1. Each Pledgor hereby (a) confirms and continues the pledge and security interest in the Pledged Collateral granted by it pursuant to the Original Security Agreement, (b) acknowledges and agrees that the pledge and security interest in the Pledged Collateral granted by it pursuant to the Original Security Agreement shall be in favor of the Trustee and shall continue to secure the Secured Obligations, (c) represents that contemporaneously with the execution and delivery of this Amendment (i) in connection with the merger of BH Acquisition, Inc. with and into Black Hawk Gaming & Development Company, Inc., the shares BH Acquisition, Inc. are being converted into shares of Black Hawk Gaming & Development Company, Inc. and (ii) in connection with the merger of Gameco Acquisition, Inc. with and into Colonial Holdings, Inc. ("Colonial Holdings"), the shares of Gameco Acquisition, Inc. are being converted into shares of Colonial Holdings (which, as of the date hereof, constitutes a Non-Guarantor Restricted Subsidiary under the Indenture) and Gameco Acquisition, Inc. will no longer be a party to the Security Agreement.

             SECTION 2. Amendment
                        ---------

             (a) The Original Security Agreement is hereby amended as follows:

               (i)    Schedule 1.l(a) is hereby deleted in its entirety and
                      --------------
Exhibit A annexed hereto is inserted in lieu thereof;
---------

               (ii)   Schedule 1.1(b) is hereby deleted in its entirety and
                      ---------------
Exhibit B annexed hereto is inserted in lieu thereof;
---------

               (iii)  Schedule 1.1(c) is hereby deleted in its entirety and
                      ---------------
Exhibit C annexed hereto is inserted in lieu thereof;
---------

               (iv)   Schedule 1.1(d) is hereby deleted in its entirety and
                      ----------------
Exhibit D annexed hereto is inserted in lieu thereof;
---------

               (v)    Schedule 1.1(e) is hereby deleted in its entirety and
                      ---------------
Exhibit E annexed hereto is inserted in lieu thereof;
---------

               (vi)   Schedule 1.1(f) is hereby deleted in its entirety and
                      ----------------
Exhibit F annexed hereto is inserted in lieu thereof;
---------

               (vii)  Schedule 1.1(g) is hereby deleted in its entirety and
                      ---------------
Exhibit G annexed hereto is inserted in lieu thereof;
---------

               (viii) Schedule 1.1(h) is hereby deleted in its entirety and
                      ----------------
Exhibit H annexed hereto is inserted in lieu thereof;
---------

               (ix)   Schedule 3.4(a) is hereby deleted in its entirety and
                      ---------------
Exhibit I annexed hereto is inserted in lieu thereof;
---------

               (x)    Schedule 3.4(b) is hereby deleted in its entirety and
                      ---------------
Exhibit J annexed hereto is inserted in lieu thereof;
---------

               (xi)   Schedule 3.4(c) is hereby deleted in its entirety and
                      ---------------
Exhibit K annexed hereto is inserted in lieu thereof;
---------

               (xii)  Schedule 3.4(f) is hereby deleted in its entirety and
                      ---------------
Exhibit L annexed hereto is inserted in lieu thereof;
---------

               (xiii) Schedule 4.l3 is hereby deleted in its entirety and
                      -------------
Exhibit M is inserted in lieu thereof; and
---------

               (xiv)  Schedule 6.3 is hereby deleted in its entirety and
                      ------------
Exhibit N annexed hereto is inserted in lieu thereof;
---------

               (b) Each Pledgor hereby agrees that Pledged Securities, Intercompany Notes and other items of Pledged Collateral listed on the Exhibits to this Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

               SECTION 3. Representations and Warranties. The Pledgors
                          ------------------------------
hereby confirm, reaffirm and restate the representations and warranties made by it in the Original Security Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof.

               SECTION 4. Miscellaneous.
                          -------------
               (a) This Amendment shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Security Agreement.

               (b) All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Security Agreement shall remain in full force and effect except as expressly provided herein.

               (c) From and after the execution of this Amendment by the parties hereto, each reference in the Original Security Agreement to "this Agreement", "hereof", "herein", "hereby" or words of like import referring to the Security Ageement shall be deemed to be a reference to the Original Security Agreement as amended by this Amendment.

               (d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but al1 such counterparts together shall constitute but one and the same instrument.

               (e)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
                      ------------------------------------------------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES
-------------------------------------------------------------------------------
OF CONFLICT OF LAWS.
-------------------

                  IN WITNESS WHEREOF, the Pledgors and the Trustee have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                          GAMECO INC.,
                                               as Pledgor


                                          By: /s/ Jeffrey P. Jacobs
                                              ----------------------------------
                                              Name: Jeffrey P. Jacobs
                                              Title: President

                                          BH ACQUISTION, INC.,
                                               as a Guarantor and a Pledgor


                                          By: /s/ Jeffrey P. Jacobs
                                              ----------------------------------
                                              Name: Jeffrey P. Jacobs
                                              Title: President

                                          GAMECO ACQUISITION, INC.,
                                               as a Guarantor and a Pledgor


                                          By: /s/ Jeffrey P. Jacobs
                                              ----------------------------------
                                              Name: Jefrrey P. Jacobs
                                              Title: President

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as Trustee


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                 IN WITNESS WHEREOF, the Pledgors and the Trustee have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                          GAMECO, INC.,
                                               as Pledgor

                                          By: __________________________________
                                              Name: Jeffrey P. Jacobs
                                              Title: President

                                          BH ACQUISTION, INC.,
                                               as a Guarantor and a Pledgor

                                          By: __________________________________
                                              Name: Jeffrey P. Jacobs
                                              Title: President

                                          GAMECO ACQUISITION, INC.,
                                               as a Guarantor and a Pledgor

                                          By: __________________________________
                                              Name: Jeffrey P. Jacobs
                                              Title: President

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as Trustee

                                          By: /s/ Joseph P. O'Donnell
                                              ----------------------------------
                                              Name: JOSEPH P. O'DONNELL
                                              Title: Corporate Trust Officer

                                                                    EXHIBIT A TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------
                                SCHEDULE 1.1(a)
                                ---------------

                           Initial Pledged Interests
                           -------------------------

Pledgor: Gameco, Inc.

                                                                 PERCENTAGE OF
                                                                   ALL ISSUED
                                                                   CAPITAL OR
                                                       NUMBER     OTHER EQUITY
                            TYPE OF    CERTIFICATE       OF       INTERESTS OF
   ISSUER                   INTEREST      NO(S).       SHARES        ISSUER
-----------               ----------- -------------  ---------  ----------------

 Diversified                  L.L.C         5           100            100%
 Opportunities Group
 Ltd.

Pledgor: BH Acquisition, Inc.

                                                                 PERCENTAGE OF
                                                                   ALL ISSUED
                                                                   CAPITAL OR
                                                       NUMBER     OTHER EQUITY
                            TYPE OF    CERTIFICATE       OF       INTERESTS OF
   ISSUER                   INTEREST      NO(S).       SHARES        ISSUER
-----------               ----------- -------------  ---------  ----------------
                                          NONE

Pledgor: Gameco Acquisition, Inc.



                                                                 PERCENTAGE OF
                                                                   ALL ISSUED
                                                                   CAPITAL OR
                                                       NUMBER     0THER EQUITY
                            TYPE OF    CERTIFICATE       OF       INTERESTS OF
   ISSUER                   INTEREST      NO(S).       SHARES        ISSUER
-----------               ----------- -------------  ---------   ---------------
                                          NONE

                                                                EXHIBIT B TO
                                                             AMENDMENT NO- 1
                                                             ---------------

                                SCHEDULE 1.1(b)

                             Initial Pledged Shares
                             ----------------------

Pledgor: Gameco, Inc

Intercompany Notes
------------------
                                                                  PERCENTAGE OF
                                                                   ALL ISSUED
                                                                    CAPITAL OR
                                                       NUMBER      OTHER EQUITY
                          CLASS OF   CERTIFICATE         OF        INTERESTS OF
   ISSUER                   STOCK       NO(s).         SHARES         ISSUER
--------------------    ------------ -----------    -----------  ---------------

Black Hawk Gaming &        Common          2           1,000            100%
Development Company, Inc.

Jalou II Inc.              Common          3           1,000            100%



Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT C TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------


                                SCHEDULE 1.1(c)
                                ---------------

             Initial Intercompany Notes and Supporting Obligations
             -----------------------------------------------------

Pledgor: Gameco, Inc.

Intercompany Notes
------------------

                            PRINCIPAL        DATE 0F                             MATURITY
      ISSUER                 AMOUNT         ISSUANCE         INTEREST RATE         DATE
--------------------     -------------  ----------------    ---------------   ---------------
Colonial Holdings,       $ 5,700,000    February 22, 2002         9.96%        February 1, 2009
Inc.

Colonial Downs, L.P.     $10,000,000    February 22, 2002         9.96%        February 1, 2009

Supporting Obligations
----------------------

Amended and Restated Term Notes by and between Colonial Holdings, Inc. and Gameco, Inc. dated as of February 22, 2002.

Amended and Restated Term Notes by and between Colonial Downs, LP and Gameco, Inc. dated as of February 22, 2002.

Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT D TO
                                                                  AMENDMENT NO.1
                                                                  --------------

                                SCHEDULE 1.1(d)
                                ---------------

                                  Prior Liens
                                  -----------


                                                FILE
  DEBTOR     JURISDICTION    SECURED PARTY    NUMBER/DATE    COLLATERAL
---------  ---------------  ---------------  -------------  -------------


Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT E TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------
                                SCHEDULE 1.1(e)
                                ---------------

                                   Copyrights
                                   ----------

                                  REGISTRATION/
 REGISTRATION/                    APPLICATION
APPLICATION NO.                      DATE       COPYRIGHTS  COUNTRY  DESCRIPTION
---------------                   ------------- ----------  -------  -----------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT F TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                 SCHEDULE 1.1(f)
                                 ---------------

                                    Licenses
                                    --------

NAME OF AGREEMENT                      PARTIES               DATE OF AGREEMENT
-----------------                      -------               -----------------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT G TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                 SCHEDULE 1.1(g)
                                 ---------------

                                     Patents
                                     -------

Registrations:

  REGISTRATION                    REGISTRATION
     NUMBER                           DATE             COUNTRY      DESCRIPTION
  ------------                    ------------         -------      -----------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE



Applications:

  APPLICATION                     APPLICATION
    NUMBER                           DATE              COUNTRY      DESCRIPTION
  -----------                     -----------          -------      -----------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT H TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                 SCHEDULE 1.1(h)
                                 ---------------

                                   Trademarks
                                   ----------

Registrations:

  REGISTRATION                    REGISTRATION
     NUMBER                           DATE             COUNTRY      DESCRIPTION
--------------                    ------------         -------      -----------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

Applications:

  APPLICATION                     APPLICATION
    NUMBER                           DATE              COUNTRY      DESCRIPTION
-------------                     ------------         -------      -----------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT I TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                 SCHEDULE 3.4(a)
                                 ---------------

                     Instruments and Tangible Chattel Paper
                     --------------------------------------

Pledgor: Gameco, Inc.

NONE



Pledgor: BH Acquisition, Inc.

NONE



Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT J TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                 SCHEDULE 3.4(b)
                                 ---------------


                            Initial Deposit Accounts
                            ------------------------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT K TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                 SCHEDULE 3.4(c)
                                 ---------------


               Initial Securities Accounts and Commodity Accounts
               --------------------------------------------------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT L TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                 SCHEDULE 3.4(f)
                                 ---------------

                             Commercial Tort Claims
                             ----------------------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                   EXHIBIT M TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                  SCHEDULE 4.13
                                  -------------

                               Required Consents
                               -----------------

Pledgor: Gameco, Inc.

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                                                    EXHIBIT N TO
                                                                 AMENDMENT NO. 1
                                                                 ---------------

                                  SCHEDULE 6.3
                                  ------------

                           Violations or Proceedings
                           -------------------------

Pledgor: Gameco, Inc

NONE


Pledgor: BH Acquisition, Inc.

NONE


Pledgor: Gameco Acquisition, Inc.

NONE

                                      N-1